SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) March 31, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                0-10822              25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
      of incorporation)                               Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811


_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On March 31, 1998 Biocontrol Technology, Inc. (NASDAQ:BICO) announced today in response to another article in a local Pittsburgh newspaper that the Company repeats its adamant denial of any wrongdoing in connection with the development of its noninvasive glucose sensor. The Company also states that it has no reason to believe that any of the other broad, unsubstantiated allegations contained in the article are meritorious; neither the Company nor any of its legal counsel have been notified of any of the alleged federal investigations.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  March 31, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                    Media
Diane McQuaide                               Susan Taylor
1.412.429.0673  phone                        1.412.279.9455 phone
1.412.279.9690  fax                          1.412.279.9447 fax


                     BIOCONTROL DENIES WRONGDOING

            Pittsburgh, PA - March 31, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today in response to another article in a local Pittsburgh newspaper that the Company repeats its adamant denial of any wrongdoing in connection with the development of its noninvasive glucose sensor. The Company also states that it has no reason to believe that any of the other broad, unsubstantiated allegations contained in the article are meritorious; neither the Company nor any of its legal counsel have been notified of any of the alleged federal investigations. Biocontrol recently obtained ISO 9001 certification and, as reported on March 17, 1998, the Company has completed the Technical File for obtaining the CE Mark necessary for European marketing and distribution.
            Biocontrol  Technology, Inc. (www.bico.com)  has  its
corporate  offices  in  Pittsburgh, PA and  is  involved  in  the
development   and   manufacture   of   biomedical   devices   and
environmental products.